UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

FLYWIRE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-40430	27-0690799
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

141 Tremont St #10
Boston, MA 02111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 329-4524

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	FLYW	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2026 annual meeting of stockholders (the “Annual Meeting”) of Flywire Corporation (the “Company”) held on June 2, 2026, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of three directors to serve as Class II directors until the Company’s 2029 annual meeting of stockholders or until their successors are duly elected and qualified.

Proposal 2:	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3:	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”). Of the 121,465,195 shares of the Company’s voting common stock entitled to vote at the Annual Meeting, 107,048,791 shares, or approximately 88%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Election of Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2029 annual meeting of stockholders or until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Alex Finkelstein	66,359,905	28,039,448	12,649,438
Matthew Harris	69,331,254	25,068,099	12,649,438
Gretchen Howard	69,983,032	24,416,321	12,649,438

Proposal 2:	Ratification of Appointment of PricewaterhouseCoopers LLP.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
106,991,060	34,547	23,184

Proposal 3:	Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
76,951,676	17,374,863	72,814	12,649,438

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLYWIRE CORPORATION

By:	/s/ Cosmin Pitigoi
Name:	Cosmin Pitigoi
Title:	Chief Financial Officer

Dated June 5, 2026